EXHIBIT 10.8

OMNIBUS AMENDMENT NO. 2

This OMNIBUS AMENDMENT NO. 2, dated as of April 21, 2014 (this “Amendment”), is entered into among HSFR, INC., a Delaware corporation, as seller (the “Seller”), HENRY SCHEIN INC., a Delaware corporation, as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”) and as performance guarantor, THE ORIGINATORS LISTED ON THE SIGNATURE PAGES HERETO (the “Originators”), THE PURCHASERS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchasers”), THE PURCHASER AGENTS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchaser Agents”) and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”) for each Purchaser Group.

BACKGROUND

The Seller, Servicer, Purchasers, Purchaser Agents and Agent are also parties to a Receivables Purchase Agreement, dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). The Originators and the Seller are also parties to a Receivables Sale Agreement, dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”).  The Agent, Purchaser Agent, Seller and Servicer are also parties to an Account Disclosure Letter, dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Account Disclosure Letter”).  The parties are entering into this Amendment to amend or otherwise modify the Receivables Purchase Agreement, the Receivables Sale Agreement and the Account Disclosure Letter (collectively, the “Agreements”).

AGREEMENT

1.         Definitions.  Capitalized terms are used in this Amendment as defined in Exhibit I to the Receivables Purchase Agreement.

2.         Amendments to Receivables Purchase Agreement.  The parties to the Receivables Purchase Agreement agree that the Receivables Purchase Agreement is hereby amended as follows:

(a)      Exhibit I to the Receivables Purchase Agreement.  The definition of “Period A” in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

““Period A” means, for any calendar year, the period commencing on the first Settlement Date of February and ending on the date immediately preceding the first Settlement Date in September.”

(b)      Exhibit I to the Receivables Purchase Agreement.  The definition of “Period A Purchase Limit” in Exhibit I to the Receivables Purchase Agreement is hereby amended by replacing the amount “$250,000,000” with the amount “$275,000,000”.

(c)      Exhibit I to the Receivables Purchase Agreement. The definition of “Period B” in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

““Period B” means, for any calendar year, the period commencing on the first Settlement Date of September and ending on the date immediately preceding the first Settlement Date in February.”

3.         Amendment to Account Disclosure Letter.  The parties to the Account Disclosure Letter agree that Exhibit I to the Account Disclosure Letter is hereby replaced by Schedule A attached hereto.

4.         Amendment to Receivables Sale Agreement.  The parties to the Receivables Sale Agreement agree that Exhibit III to the Receivables Sale Agreement is hereby replaced by Schedule B attached hereto.

5.         Conditions.  The amendments described in Sections 2, 3 and 4 above shall become effective upon the first date on which this Amendment shall have been executed and delivered by each party hereto.

6.         Representations and Warranties; Covenants.  Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Agent, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(a)      each of its representations and warranties contained in Article V of the Receivables Purchase Agreement is true and correct, in all material respects, on and as of the date hereof; and

(b)      no Termination Event or Unmatured Termination Event exists.

7.         Ratification.  This Amendment constitutes an amendment to the Agreements.  After the execution and delivery of this Amendment, all references to the Agreements in any document shall be deemed to refer to the Agreements as amended by this Amendment, unless the context otherwise requires.  Except as amended above, the Agreements are hereby ratified in all respects.  Except as set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the parties hereto under the Agreements, nor constitute an amendment or waiver of any provision of the Agreements.  This Amendment shall not constitute a course of dealing among the parties hereto at variance with the Agreements such as to require further notice by any of the Agent, the Purchaser Agents or the Purchasers to require strict compliance with the terms of the Agreements in the future, as amended by this Amendment, except as expressly set forth herein.  Each of the Seller, the Servicer and each Originator hereby acknowledges and expressly agrees that each of the Agent, the Purchaser Agents and the Purchasers reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Agreements, as amended herein.

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8.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

9.         Governing Law.  This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

10.       Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

11.       Transaction Document.  This Amendment shall constitute a Transaction Document under the Agreement.

12.       Ratification of Performance Undertaking.  After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

HSFR INC.,
as Seller

By:	/s/ Ferdinand G. Jahnel
Name: Ferdinand G. Jahnel
Title: Treasurer

HENRY SCHEIN, INC.,
as Servicer, Originator and Performance Guarantor

By:	/s/ Ferdinand G. Jahnel
Name: Ferdinand G. Jahnel
Title: Vice President, Treasurer

Omnibus Amendment No. 2

HENRY SCHEIN PUERTO RICO, INC.,
as Originator

By:	/s/ Michael S. Ettinger
Name: Michael S. Ettinger
Title: Vice President and Secretary

INSOURCE, INC.,
as Originator

By:	/s/ Ferdinand G. Jahnel
Name: Ferdinand G. Jahnel
Title: Treasurer

CAMLOG USA, INC.,
as Originator

By:	/s/ Michael S. Ettinger
Name: Michael S. Ettinger
Title: Senior Vice President and Secretary

Omnibus Amendment No. 2

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as Purchaser Agent
for the Victory Purchaser Group

By:	/s/ Luna Mills
Name: Luna Mills
Title: Director

VICTORY RECEIVABLES CORPORATION,
as Conduit Purchaser

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

Omnibus Amendment No. 2

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH,
as Agent

By:	/s/ Luna Mills
Name: Luna Mills
Title: Director

Omnibus Amendment No. 2

Schedule A to Omnibus Amendment No. 2

Exhibit I

NAMES AND ADDRESSES OF COLLECTION BANKS; COLLECTION ACCOUNTS; LOCK-BOXES

(On File with Agent)

A-1

Schedule B to Omnibus Amendment No. 2

Exhibit III

Lock-boxes; Collection Accounts; Collection Banks

(On File with Agent)

B-1